EXHIBIT 10(p)(p)

                          GAS FRANCHISE AGREEMENT


      This AGREEMENT made and entered into this 12th day of July, 1996, by and between the CITY OF ROANOKE, VIRGINIA, a Virginia municipal corporation ("Grantor"), and ROANOKE GAS COMPANY ("Grantee").

      WHEREAS, Grantor has reviewed the Proposal for a Gas Franchise of Grantee; and

      WHEREAS, Grantor, at a duly authorized and regular meeting of its City Council, did vote to grant a renewal of the Gas Franchise to Grantee pursuant to provisions of the State Code and City Charter.

      NOW, THEREFORE, in consideration of said grant of renewal of the Gas Franchise, the parties agree as follows:

      1.    GRANT.  Grantor hereby grants to Grantee and Grantee hereby
            -----
accepts a Franchise to construct, reconstruct, operate, maintain, repair and extend a Gas Distribution System within Grantor's Territorial Limits in accordance with the terms and conditions set forth below. The Franchise is granted pursuant to Grantor's Franchise Ordinance (Ordinance No. 33008 -
                                        ---------
070196), adopted July 1, 1996, ("Ordinance"), which is incorporated by
------           ------
reference herein, including any applicable definitions.

      2.    TERM.  The term of the Franchise shall be twenty (20) years,
            ----
commencing on the date set out in Section 7 of this Franchise.

      3.    FRANCHISE FEE.
            -------------
      (a) Grantee shall pay to Grantor a Franchise Fee which shall be calculated pursuant to this Section. It is understood that Grantee has or will enter into Franchise agreements with the City of Salem ("Salem") and the Town of Vinton ("Vinton") (Grantor, Salem, and Vinton being hereinafter sometimes collectively referred to as the "localities") with fee provisions identical to this one, and that the total annual Franchise Fee to be paid to the three localities in aggregate is $56,000 for calendar year 1996 ("base year total annual Franchise Fee"). Grantor's Franchise Fee shall be a percentage share of the base year total annual Franchise Fee, which shall be determined on a pro rata basis according to its percentage share of the total dollar value of Grantee's gas sales occurring within the localities during the calendar year. For each calendar year of the Franchise, each locality's percentage share shall be determined by the following formula:

                             total dollar value of Grantee's gas sales
Locality's percentage share =within the Territorial Limits of the locality
                             ---------------------------------------------
                             total dollar value of Grantee's gas sales in the three localities

For calendar year 1996, the Franchise Fee shall be paid to Grantor on or before March 31, 1997.

      (b) For each succeeding calendar year during the term of this Franchise, the total annual Franchise Fee paid by Grantee to the localities shall be the base year total annual Franchise Fee increased by three (3) percent compounded annually over the term of the Franchise. For each calendar year during the term of this Franchise, Grantor's percentage share shall be determined pursuant to this Section, and paid to Grantor on or before March 31 of the succeeding calendar year.

      4.    BUSINESS OFFICE.
            ---------------
      Grantee shall during the term of this Franchise maintain at least one business office within the Territorial Limits of Grantor. Such office shall be open at least forty (40) hours per week for the conduct of business between Grantee and its customers.

      5.    NON-DISCRIMINATION.  Grantee shall not discriminate on the basis
            ------------------
of race, religion, color, sex or national origin in its employment practices, contracting or provision of service.

      6.    NOTICE.  All notices required under this Franchise Agreement or
            ------
the Franchise Ordinance shall be in writing and shall be deemed given, unless otherwise required, when mailed by first class mail, postage prepaid, to the addresses set forth below:

      Grantor:                                      Grantee:
      -------                                       -------
City of Roanoke                               Roanoke Gas Company
364 Municipal Building                        519 Kimball Avenue, N.E.
215 Church Avenue, S. W.                            P. O. Box 13007
Roanoke, Virginia 24011                       Roanoke, Virginia 24030

Attention:  City Manager                      Attention:  President


The parties may by notice given under this Section designate such other addresses as they may deem appropriate for the receipt of notices under this Franchise Agreement. If, by reason of suspension of or irregularity in regular mail service, it is impracticable to mail notice of any event when notice is required to be given, then any manner of giving notice which is satisfactory to the intended recipient will be deemed to be sufficient.

      7.    EFFECTIVE DATE.  The effective date of the Franchise shall be
            --------------
January 1, 1996.

      WITNESS the following signatures:


ATTEST:                            CITY OF ROANOKE, VIRGINIA


s/Mary F. Parker                   By  s/David A. Bowers
---------------------------------    --------------------------------
Mary F. Parker, City Clerk               David A. Bowers, Mayor

ACCEPTED this 30th day of July, 1996.
         ----             ----


ATTEST:                                  ROANOKE GAS COMPANY

s/Roger L. Baumgardner                   By s/Frank A. Farmer, Jr.
-------------------------------------      ---------------------------------
___________________________ Secretary        Frank A. Farmer, Jr., President


APPROVED AS TO FORM:

s/Wilburn C. Dibling, Jr.
-------------------------------------
City Attorney